                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                          CapRock Communications Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                          CAPROCK COMMUNICATIONS CORP.
                         15601 Dallas Parkway, Suite 700
                               Dallas, Texas 75001

May 15, 2000

To Our Shareholders:

     We are pleased to invite you to attend CapRock Communications Corp.'s 2000 Annual Meeting, which will be held at the Hotel Inter-Continental Dallas, 15201 Dallas Parkway, Addison, Texas at 10:00 a.m. local time on Thursday, June 1, 2000. The doors will open at 9:00 a.m.

     The matters to be acted on at the meeting are described in the Proxy Statement. We hope that you will be able to attend the meeting. However, whether or not you attend, it is important that you vote. Please mark, date, sign and return the enclosed proxy card to ensure that your shares will be represented at the meeting.

     The Board of Directors and the management team look forward to seeing you at the meeting.

                                   Sincerely,



                                   Jere W. Thompson, Jr.
                                   Chairman Of The Board

                          CAPROCK COMMUNICATIONS CORP.

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 1, 2000

                           --------------------------


To the Shareholders of CapRock Communications Corp.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of CapRock Communications Corp., a Texas corporation ("CapRock"), will be held on June 1, 2000, at 10:00 a.m. local time at the Hotel Inter-Continental Dallas, 15201 Dallas Parkway, Addison, Texas for the following purposes:

          1. To elect directors to serve for the following year and until their successors are duly elected and qualified;

          2. To consider and act upon a proposal to amend CapRock's 1998 Equity Incentive Plan by increasing the number of shares reserved for issuance under the plan;

          3. To ratify the appointment of KPMG LLP as independent accountants of CapRock for the fiscal year ending December 31, 2000; and

          4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Shareholders of record at the close of business on April 5, 2000 are entitled to notice of, and to vote at, the meeting. Only holders of record of CapRock's common stock on that date are entitled to vote on matters coming before the meeting and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the meeting will be maintained in CapRock's offices at 15601 Dallas Parkway, Suite 700, Dallas, Texas 75001 for ten days prior to the meeting and will be open to the examination of any shareholder during ordinary business hours of CapRock.

     Please advise CapRock's Transfer Agent, ChaseMellon Shareholder Services, L.L.C., Overpeck Centre, 85 Challenger Road, Ridgefield Park, New Jersey 07660 of any change in your address.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as soon as possible in the envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                   By Order of the Board of Directors


                                   Kevin W. McAleer
                                   Secretary

Dallas, Texas
May 15, 2000

                          CAPROCK COMMUNICATIONS CORP.
                         15601 DALLAS PARKWAY, SUITE 700
                               DALLAS, TEXAS 75001

                           --------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 1, 2000

                           --------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of CapRock Communications Corp. (the "Company" or "CapRock") for the 2000 Annual Meeting of Shareholders to be held on June 1, 2000, at 10:00 a.m. local time at the Hotel Inter-Continental Dallas, 15201 Dallas Parkway, Addison, Texas, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

     This proxy statement and the enclosed proxy card are being sent beginning approximately May 15, 2000, to all shareholders entitled to vote at the meeting. CapRock's annual report for the fiscal year ended December 31, 1999 is being mailed herewith to all shareholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the soliciting materials.

RECORD DATE; OUTSTANDING SHARES

     Only shareholders of record at the close of business on April 5, 2000 (the "Record Date") are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of CapRock as of such date consisted of 33,315,579 shares of common stock, par value $.01 per share (the "Common Stock"). CapRock has no other class of stock outstanding. For information regarding holders of more than 5% of the outstanding Common Stock, see "Election of Directors -- Security Ownership of Certain Beneficial Owners and Management."

REVOCABILITY OF PROXIES

     The enclosed proxy is revocable at any time before its use by delivering to CapRock a written notice of revocation or a duly executed proxy bearing a later date. If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy.

VOTING AND SOLICITATION

     Every shareholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. Each shareholder will be entitled to vote for six nominees in the election of directors, and the six nominees with the greatest number of votes will be elected. There are no cumulative voting rights. Proxies will not be voted for greater than six directors.

     The cost of this solicitation will be borne by CapRock. CapRock may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding soliciting materials to beneficial owners. Proxies may be solicited by certain of CapRock's directors, officers and regular employees, without additional compensation, personally, by telephone, by facsimile or by telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock entitled to vote at the Annual Meeting, in person or by proxy. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in Texas as to the proper treatment of abstentions, CapRock believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, CapRock intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

     Broker non-votes will not be counted for purposes of determining the presence or absence of a quorum for the transaction of business or for purposes of determining the number of Votes Cast with respect to a proposal.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of CapRock that are intended to be presented by such shareholders at CapRock's 2001 Annual Meeting must be received by CapRock, addressed to the Corporate Secretary, CapRock Communications Corp., 15601
Dallas Parkway, Suite 700, Dallas, Texas 75001, no later than January 15, 2000, for inclusion in the proxy statement and form of proxy relating to that meeting. Such proposals must comply with the Bylaws of CapRock and the requirements of Regulation 14A (including Rule 14a-8) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Pursuant to Rule 14a-4 of the Exchange Act, CapRock may exercise discretionary voting authority at the 2001 Annual Meeting under proxies it solicits to vote on a proposal made by a shareholder that does not meet the requirements of Rule 14a-8, unless CapRock is notified about the proposal no later than March 31, 2001 (assuming that CapRock's 2001 Annual Meeting of Shareholders is held on a date that is within 30 days from the date on which the 2000 Annual Meeting was held), and the shareholder satisfies the other requirements of Rule 14a-4(c).

     With respect to business to be brought before the Annual Meeting to be held on June 1, 2000, CapRock has not received any notices from shareholders that CapRock is required to include in this Proxy Statement.

                              ELECTION OF DIRECTORS
                                    (ITEM 1)

     A Board of six directors is to be elected at the meeting. All nominees are currently directors. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for CapRock's six nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders and until his successor has been elected and qualified.

VOTE REQUIRED

     The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum and for purposes of determining the total number of votes cast regarding such director, but have no other legal effect under Texas law.

     If any nominee of CapRock is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. Ignatius W. Leonards, who is currently a director of CapRock, has declined to stand for re-election as a director, thereby creating a vacancy on the Board of Directors. CapRock has not, as of the date of this Proxy Statement, identified a candidate to fill such vacancy. However, CapRock intends to continue searching for suitable candidates and expects to fill such vacancy prior to its 2001 Annual Meeting.

     The Board of Directors recommends that shareholders vote FOR the nominees listed below.

     The names and certain information about the nominees for directors are set forth below:

                                                                   POSITION(S)/PRINCIPAL              DIRECTOR
                      NAME                          AGE                  OCCUPATION                    SINCE
                      ----                          ---                  ----------                    -----
Jere W. Thompson, Jr.(1)....................        43     Chairman of the Board, Chief                 1998
                                                           Executive Officer and Director

Leo J. Cyr..................................        44     President, Chief Operating Officer           1999
                                                           and Director

Timothy W. Rogers...........................        37     Executive Vice President of                  1998
                                                           Integrated Services Sales and
                                                           Marketing and Director

Mark Langdale(1)(2).........................        45     President of Posadas USA, Inc.               1998

Christopher J. Amenson(1)(2)(3).............        49     President, Chief Executive Officer           1998
                                                           and Director of SBS Technologies, Inc.

John R. Harris(1)(2)(3).....................        51     President, Chief Executive Officer           1998
                                                           and Director of ztango.com

-------------------

(1)  Member of the Nominating Committee.

(2)  Member of the Audit Committee.

(3)  Member of the Compensation Committee.

     Except as set forth below, each of the nominees has been engaged in the principal occupation described above during the past five years.

     Set forth below is certain information with respect to each of the nominees for director and each other executive officer of CapRock:

NOMINEES

         Mr. Jere W. Thompson, Jr. has served as Chairman of the Board and Chief Executive Officer of CapRock since its formation in February 1998. Mr. Thompson also has served as President of CapRock Telecommunications Corp. ("CapRock Telecommunications"), one of our predecessor companies, since April 1994, and since July 1992, upon founding CapRock Fiber Network Ltd. ("CapRock Fiber"), another of our predecessor companies, as the President of its general partner. In 1987, Mr. Thompson joined The Thompson Company, an investment company, where he became a Vice President and assisted in the acquisition and management of several of The Thompson Company portfolio companies. From 1982 to 1986, Mr. Thompson worked in commercial real estate as a broker and then with Trammell Crow Community Development Company. Since 1989, Mr. Thompson has been a member of the board of directors and since 1995 he has served as Chairman of the North Texas Tollway Authority and its predecessor, the Texas Turnpike Authority. Mr. Thompson is also a board member of Cistercian Preparatory School and the Southwestern Medical Foundation. Mr. Thompson has a B.A. in Economics from Stanford University and a M.B.A. from the University of Texas Graduate School of Business.

         Mr. Leo J. Cyr has served as President, Chief Operating Officer and Director of CapRock since October 1999. Prior thereto, Mr. Cyr was Senior Vice President of MCI WorldCom's Intelligent Network Architecture and Development Organization from September 1998 to September 1999, where he was responsible for designing and maintaining intelligent network systems. Mr. Cyr spent 13 years with MCI in various operational positions and as Vice President and Senior Vice President of several engineering organizations. Additionally, Mr. Cyr was President, CEO and co-founder of Unisite, Inc., a successful start-up company managing wireless sites supporting multiple wireless operators. Prior to joining MCI WorldCom, Mr. Cyr spent five years in the U.S. Army and worked with Peat Marwick Mitchell & Co. as a management consultant. Mr. Cyr holds an engineering degree from the U.S. Military Academy.

         Mr. Timothy W. Rogers has served as Executive Vice President of Integrated Services Sales and Marketing since January 2000 and as a director of CapRock since its formation in February 1998. From February 1998 until January 2000, Mr. Rogers served as Executive Vice President of Retail Sales and Network Operations of CapRock. Mr. Rogers served as Executive Vice President of Retail Sales and Network Operations and as a Director of CapRock Telecommunications since April 1994. In 1992, Mr. Rogers co-founded Synergy Telecommunications, Inc., a telecommunications company responsible for marketing a fiber network in West Texas, Oklahoma, Colorado and New Mexico, and from February 1992 to April 1994 served as one of its three executive officers. In April 1994, CapRock Investors purchased half of Synergy and subsequently Synergy changed its name to CapRock Telecommunications. From August 1989 to December 1991, Mr. Rogers was a sales manager of Qwest. From July 1988 to August 1989, Mr. Rogers was a Senior Account Executive for Southwest Network Services. From April 1987 to June 1988, Mr. Rogers was an account executive with Sprint. Mr. Rogers has a B.B.A. in Marketing from Southwest Texas State University.

         Mr. Mark Langdale has served as a director of CapRock since its formation in February 1998. Mr. Langdale served as a Director of CapRock Telecommunications since April 1994 and Secretary of the general partner of CapRock Fiber since 1992. Mr. Langdale is President of Posadas USA, Inc., a subsidiary of Grupo Posadas S.A. De C.V., a hotel management company domiciled in Mexico, a position he has held since 1989. From 1987 to 1989, he served as Vice President for Thompson Realty Company, a real estate investment company. Mr. Langdale currently serves as a member of the Board of Directors of Grupo Posadas S.A. De C.V. and as Chairman of the Texas Department of Economic Development. Mr. Langdale earned his LL.B. at the University of Houston and a B.B.A. with honors in Finance at the University of Texas.

         Mr. Christopher J. Amenson has served as a director of CapRock since its formation in February 1998. Mr. Amenson has served as a director of IWL Communications, Incorporated ("IWL Communications"), one of our predecessor companies, since June 1997. Mr. Amenson has served as President and Chief Operating Officer of SBS Technologies, Inc., a manufacturer of computer components, since April 1992 and as a director since August 1992. In October 1996 he became the Chief Executive Officer and in May 1997 he became Chairman of the Board of Directors of SBS Technologies, Inc. For five years before joining SBS Technologies, Inc., Mr. Amenson was President of Industrial Analytics, Inc., a Boston-based investment banking firm. Mr. Amenson holds a B.A. Degree in Government from the University of Notre Dame and a Master's Degree in Business Management from the Sloan Fellows Program at the Massachusetts Institute of Technology.

         Mr. John R. Harris has served as a director of CapRock since August 1998. Since December 1999, Mr. Harris has served as President and Chief Executive Officer and a director of ztango.com, a wireless Internet software and services company. Prior thereto, Mr. Harris served as a Corporate Vice President at Electronic Data Systems Corporation, an information and technology outsourcing and data processing company ("EDS"), from 1997 until March 31, 1999 (when he resigned from EDS), where he was responsible for marketing and corporate strategy. From 1989 to 1997, he served as President of the Communications Industry Group at EDS where he was responsible for four business units directed toward wirelines, wireless, media and interactive services. Mr. Harris is on the Board of Directors of Applied Graphics Technologies, Inc., an independent provider of digital prepress services. Mr. Harris received his undergraduate and graduate degrees in Business Administration from West Georgia University.

OTHER EXECUTIVE OFFICERS

         Mr. Kevin W. McAleer, age 49, has served as Senior Vice President and Chief Financial Officer of CapRock since April 1998 and as Treasurer and Secretary since August 1998. From 1996 to 1997, Mr. McAleer served as Chief Financial Officer, Secretary and as a member of the Executive Management Committee of American Pad and Paper Co., one of the largest manufacturers and marketers of paper-based office products in North America. From 1990 to 1996, Mr. McAleer served as Executive Vice President, Chief Financial Officer and as a member of the Executive Management Committee of Rexene Corporation, which manufactures plastic film and plastic resins. From 1985 to 1990, Mr. McAleer served as Senior Vice President-Administration, Chief Financial Officer, Secretary and Treasurer, and as a member of the Executive Management Committee and the Board of Directors of Varo, Inc., which manufactures electronics supplied primarily to U.S. military agencies, such as proprietary night vision systems, high-reliability power systems and airborne missile launchers. From 1981 to 1985, Mr. McAleer served as Vice President-Finance, Chief Financial Officer, Secretary and Treasurer, and as a member of the Executive Management Committee of Tocom, Inc., which designs and manufactures high-technology communications products and services for the cable industry. Mr. McAleer is a certified public accountant and is a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants. Mr. McAleer has a B.S. in Accounting/Economics from LaSalle University in Philadelphia, Pennsylvania.

         Mr. T. George Hess, age 55, has served as Senior Vice President of Network Services of CapRock since January 2000. From April 1998 until January 2000, Mr. Hess served as Assistant Vice President Operations and Service Delivery for GTE Internetworking, a division of GTE providing Internet services to medium and large corporations, where he was responsible for broadband provisioning, network control center and the technical workforce for the 17,000 mile Internet backbone network. Prior to joining GTE, Mr. Hess was Chief Operating Officer for Digital Teleport Inc. in St. Louis where he raised capital for a six state fiber network. From 1996 to 1997 Mr. Hess was Chief Service Officer for Tie Communications and responsible for consolidating customer service operations into a single center. From 1993 to 1996, Mr. Hess was Chief Service Officer for MFS Intelenet, the CLEC business unit of MFS Communications Company, Inc., where he was responsible for switch maintenance, engineering, provisioning, installation and repair, customer service, billing and network control center operations. Mr. Hess spent 16 years with United Telecommunications holding a number of management positions including Vice President Voice Services where he created the operator services organization for Sprint. Mr. Hess started his telecommunications career at Ohio Bell in 1967 after graduating from Ohio Wesleyan.

         Mr. Claude A. Robertson, age 37, has been with CapRock since February 1998. Mr. Robertson joined CapRock as the director of Carrier Sales, and was promoted to Vice President of Carrier Sales in June 1998. In February 2000, Mr. Robertson was promoted to Senior Vice President of Carrier Sales. From 1996 to January 1998, Mr. Robertson served as City Vice President at MFS WorldCom, Inc. in Denver. From 1994 to 1996, he served as Senior Account Executive at MFS Communications. From 1988 to 1993 Mr. Robertson worked for Sprint Communications and held various sales positions with the firm. Mr. Robertson graduated from Texas A&M University with a degree in Finance.

         Mr. Kenneth L. Monblatt, age 34, started as the Senior Vice President and Chief Information Officer of CapRock in February 2000. From 1999 to 2000, Mr. Monblatt served as the Senior Vice President and Chief Information Officer of PageNet. From 1995 to 1999, Mr. Monblatt served in several senior management roles as a Director of Information Technology for PrimeCo Personal Communications. From 1987 to 1995, Mr. Monblatt served in a management consulting capacity with several top tier consulting companies including TRW (formerly BDM), American Management Systems and Modis Solutions (formerly Berger & Co.). Consulting engagements centered on strategy, business development, process development and large-scale systems implementations for communications providers worldwide. Mr. Monblatt has his B.S. in Management Information Systems from the University of Maryland, in addition to executive program certifications from the Yale School of Management and Stanford's Graduate School of Business.

         Mr. Matthew M. Kingsley, age 35, has served as Corporate Controller of CapRock since August 1998. From August 1996 to August 1998, Mr. Kingsley was an audit manager for KPMG LLP and held various positions with that firm from January 1988 until February 1992. From February 1992 until August 1996, Mr. Kingsley held various positions, including Senior Manager of Financial Planning, with DSC Communications Corporation, a telecommunications equipment manufacturer. Mr. Kingsley is a certified public accountant and is a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants. Mr. Kingsley has a B.B.A. in Accounting from the University of Wisconsin.

     Each director serves until the next annual meeting of shareholders and until his successor is duly elected and qualified. CapRock's Board of Directors has seven seats with six directors to be elected at the annual meeting and one vacancy expected to be filled by the Board of Directors thereafter. Our officers are elected by and serve at the discretion of the Board of Directors. There are no family relationships among any of our directors or executive officers. Mr. Cyr's employment agreement provides that it is the intent of Mr. Cyr and CapRock that Mr. Cyr serve as a director throughout the term of his employment agreement with CapRock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 31, 2000, certain information with respect to the beneficial ownership of CapRock's Common Stock by (i) each person known by CapRock to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each current director and director nominee of CapRock, (iii) the executive officers of CapRock named in the table under "Executive Compensation - Summary Compensation Table," and (iv) all directors and executive officers as a group. CapRock does not know of any agreements among its shareholders that relate to voting or investment power of its shares of Common Stock. The address for Messrs. Jere W. Thompson, Jr., Cyr, Rogers, Roberts, Terrell and McAleer, CapRock Investors and Greenway Holdings, L.P. is 15601 Dallas Parkway, Suite 700, Dallas, Texas 75001. The address for Mr. Leonards is 12000 Aerospace Ave., Suite 200, Houston, Texas 77034.



                                                                      NUMBER OF SHARES OF       PERCENT OF SHARES OF
                                                                         COMMON STOCK               COMMON STOCK
NAME AND ADDRESS                                                     BENEFICIALLY OWNED(1)         OUTSTANDING(1)
----------------                                                     --------------------       --------------------
Jere W. Thompson, Jr.(2)..........................................          7,461,776                     22.3%
Leo J. Cyr(3).....................................................            100,000                         *
Ignatius W. Leonards(4)...........................................          1,693,510                      5.1%
Timothy W. Rogers(5)..............................................          2,679,610                      8.0%
Scott L. Roberts(6)...............................................          2,595,110                      7.8%
Timothy M. Terrell(7).............................................          2,573,110                      7.7%
Kevin W. McAleer(8)...............................................             20,000                         *
Mark Langdale (9).................................................          8,344,967                     25.0%
     5950 Berkshire, Suite 990
     Dallas, TX 75225
Christopher J. Amenson(10)........................................             12,665                         *
     c/o SBS Technologies, Inc.
     2400 Louisiana Blvd., N.E.
     AFC Building 5, Suite 600
     Albuquerque, NM 87110
John R. Harris(11)................................................             10,999                         *
     2808 McKinney Avenue, Suite 220
     Dallas, TX 75204
Jere W. Thompson, Sr.(12).........................................          7,025,046                     21.0%
     Two Turtle Creek Village
     3838 Oak Lawn Ave., Suite 1850
     Dallas, TX 75219
Greenway Holdings, L.P.(2)........................................          2,014,082                      6.0%
CapRock Investors(2)..............................................          4,320,981                     12.9%
All executive officers and directors as a group(13) (twelve
persons)..........................................................         15,948,814                     47.6%

---------------

*    Less than 1% of the outstanding shares of the class.

(1) Based upon 33,440,856 shares of Common Stock issued and outstanding as of March 31, 2000. The information contained in this table with respect to beneficial ownership reflects "beneficial ownership" as defined in Rule 13d-3 under the Exchange Act, which means generally any person who, directly or indirectly, has or shares voting power or investment power with respect to a security. Shares of

         Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual or group to acquire such shares within 60 days after March 31, 2000 are treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual or group. All information with respect to the beneficial ownership of any principal shareholder was furnished by such principal shareholder and we believe that, except as otherwise noted or pursuant to community property laws, each shareholder has sole voting and investment power with respect to shares shown.

(2) Includes 4,320,981 shares held of record by CapRock Investors, 108,932 shares held of record by CapRock Systems, Inc., 2,014,082 shares held of record by Greenway Holdings, L.P. CapRock Investors is a Texas joint venture, of which Jere W. Thompson, Jr. is the managing venturer and in which he owns a controlling interest and 17,000 shares subject to currently exercisable options. The Joint Venture Agreement of CapRock Investors grants to Mr. Thompson, Jr. certain authority, including the authority to decide and cast all votes on behalf of CapRock Investors as a shareholder of CapRock. As a consequence, both CapRock Investors and Mr. Thompson, Jr. may each be deemed to be the beneficial owner of all of the shares. CapRock Systems, Inc. is a Texas corporation of which Mr. Thompson, Jr. owns 50% of the outstanding common stock and is an officer and a director; as a result he has shared voting, investment, and dispositive power with respect to the 108,932 shares held by CapRock Systems, Inc. Greenway Holdings, L.P. is a Texas limited partnership of which Mr. Thompson, Jr. is the general partner and has sole voting, investment and dispositive power; as a result, he may be deemed to be the beneficial owner of all of the shares held of record by Greenway Holdings, L.P.

(3) Represents 100,000 shares of restricted stock issued under the Company's 1998 Equity Incentive Plan and subject to vesting in equal installments over a three-year period beginning in 2000.

(4) Includes 20,166 shares held by Ignatius W. Leonards as custodian for minor children and 12,500 shares subject to currently exercisable options.

(5) Includes 8,970 shares held by Neal S. Rogers as custodian for minor children of Timothy W. Rogers and 12,500 shares subject to currently exercisable options. Neal S. Rogers is Timothy W. Roger's brother.

(6)      Includes 8,000 shares subject to currently exercisable options.

(7)      Includes 11,000 shares subject to currently exercisable options.

(8)      Represents 20,000 shares subject to currently exercisable options.

(9) Includes 4,320,981 shares held of record by CapRock Investors, 108,932 shares held of record of CapRock Systems, Inc., 628,064 shares held of record by Mr. Langdale as Trustee of the Mark Langdale 1999 Trust u/a/d April 12, 1999, 628,064 shares held of record by Mr. Langdale as Trustee of the Patricia Langdale 1999 Trust u/a/d April 12, 1999 and 3,333 shares subject to currently exercisable options. Under the Joint Venture Agreement of CapRock Investors, the approval of a majority-in-interest of the venturers is required to approve the disposition of the shares. Because of the ownership interest of Jere W. Thompson, Jr., Mark Langdale, and Jere W. Thompson, Sr., two of the three acting together can authorize or prevent a disposition of the shares. As a result, each may be deemed to be the beneficial owner of all of the shares. CapRock Systems, Inc. is a Texas corporation of which Mr. Langdale owns 50% of the outstanding common stock and is an officer and a director; as a result he has shared voting, investment and dispositive power with respect to the 108,932 shares held by CapRock Systems, Inc.

(10)     Includes 10,665 shares subject to currently exercisable options.

(11)     Includes 3,999 shares subject to currently exercisable options.

(12) Includes 1,302,283 shares held of record by The Williamsburg Corporation, 4,320,981 shares held of record by CapRock Investors and 63,077 shares held of record by Jere W. Thompson, Sr.'s spouse. Under the Joint Venture Agreement of CapRock Investors, the approval of a majority-in-interest of the venturers is required to approve the disposition of the shares. Because of the ownership interest of Jere W. Thompson, Jr., Mark Langdale, and Jere W. Thompson, Sr., two of the three acting together can authorize or prevent a disposition of the shares. As a result, each may be deemed to be the beneficial owner of all of the shares. The Williamsburg Corporation is a Texas corporation, of which Mr. Thompson, Sr. is the president and a director; as a result he has shared voting, investment, and dispositive power with respect to the 1,302,283 shares held by The Williamsburg Corporation.

(13) Includes 95,997 shares subject to currently exercisable options and 115,000 shares of restricted stock subject to vesting provisions.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of CapRock held a total of twelve meetings during the fiscal year ended December 31, 1999. In addition, the Board of Directors acted two times by unanimous consent during the fiscal year ended December 31, 1999. During the fiscal year ended December 31, 1999, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees on which such director served held during the period for which he was a director or a member of the committee.

     The Audit Committee, currently consisting of directors Christopher J. Amenson, John R. Harris and Mark Langdale (who was elected to the Audit Committee on February 18, 1999), met two times during the last fiscal year. The Audit Committee, among other things, reviews our internal accounting procedures, consults with and reviews the services provided by our independent auditors, reviews the Company's annual financial statements and reviews legal, disclosure and regulatory matters that may have a material impact on the financial statements, and reports to the Board of Directors with such recommendations as the committee deems appropriate.

     The Compensation Committee, currently consisting of directors Christopher
J. Amenson and John R. Harris, met twice during the last fiscal year. In addition, the Compensation Committee acted ten times by unanimous consent during the last fiscal year. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all our executives and establishes and reviews general policies relating to compensation and benefits of our employees, including the administering of our 1998 Equity Incentive Plan.

     All members of the Compensation Committee are and will be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Nominating Committee, currently consisting of directors Jere W. Thompson, Jr., Christopher J. Amenson, John R. Harris and Mark Langdale, was appointed in August 1999 and did not meet during the fiscal year ended December 31, 1999. The Nominating Committee is responsible for developing a policy on the size and composition of the Board of Directors, reviewing possible candidates for membership on the Board of Directors, and recommending a slate of nominees. The Nominating Committee will consider shareholder proposals of persons to be nominated for election to the Board of Directors. See "Deadline for Receipt of Shareholder Proposals."

BOARD COMPENSATION

     We reimburse each member of our Board of Directors for out-of-pocket expenses incurred for attending board meetings. Each non-employee director receives a $10,000 annual retainer and a $1,000 fee for each meeting of the Board of Directors and each meeting of any committee of the Board attended by the director. No employee director on our Board of Directors currently receives any additional cash compensation. Our non-employee directors are eligible to participate in and receive nonqualified stock options under our 1998 Director Stock Option Plan.

     During the fiscal year ended December 31, 1999, Christopher J. Amenson and John R. Harris, who are non-employee directors of CapRock, were each granted options to purchase 2,000 shares of Common Stock at an exercise price of $27.50 per share of Common Stock.

REPORT OF THE COMPENSATION COMMITTEE

     The following is the Report of the Compensation Committee of CapRock, describing the compensation policies and rationale applicable to CapRock's executive officers with respect to the compensation paid to the executive officers for the fiscal year ended December 31, 1999. The information contained in the Report of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act except to the extent that CapRock specifically incorporates it by reference into such filing.

TO THE BOARD OF DIRECTORS:

     The Compensation Committee of the Board of Directors currently consists of Messrs. Amenson and Harris. Decisions regarding compensation of CapRock's executive officers are made by the Compensation Committee. The Compensation Committee also administers CapRock's Equity Incentive Plan and other discretionary bonuses for CapRock's employees. No member of the Compensation Committee is an employee of CapRock.

     Compensation Policies Toward Executive Officers

     The goals of the Compensation Committee in establishing CapRock's executive compensation program are as follows:

          (1) To fairly compensate the executive officers of CapRock for their contributions to CapRock's short-term and long-term performance. The elements of CapRock's compensation program are (i) annual base salaries,
     (ii) annual cash bonuses and (iii) equity incentives.

          (2) To allow CapRock to attract, motivate and retain the management personnel necessary to CapRock's success by providing an executive compensation program comparable to that offered by similar companies.

          (3) To provide an executive compensation program with incentives linked to the financial performance of CapRock. Under such program, incentive compensation for executive officers is linked to the general financial performance of CapRock as measured by such items as revenues and income from operations.

     Base Salaries. The annual base salaries of the Chief Executive Officer and certain of the other executive officers of CapRock were predetermined pursuant to employment agreements that were entered into by CapRock and such individuals prior to the appointment of the Compensation Committee. The annual base salaries of Leo J. Cyr, T. George Hess, Claude A. Robertson, Kenneth L. Monblatt and Matthew M. Kingsley were determined by the Compensation Committee. The Compensation Committee has reviewed all such base salaries in light of corporate performance, individual performance, experience and a comparison with salary ranges reflecting similar positions, duties and levels of responsibility of other companies in similar industries and with comparable revenues and has found them to be reasonable. Each executive officer's base salary is reviewed annually by the Compensation Committee and is subject to upward adjustment on the basis of individual and corporate performance.

     Annual and Other Bonuses. CapRock's annual bonuses to its executive officers are based upon CapRock's financial performance in the current year, the furthering of CapRock's strategic position in the marketplace and individual performance.

     Equity Incentives. Equity incentives, including grants of stock options, are determined based on the Compensation Committee's assessment of the ability of such officers to positively impact CapRock's future performance and enhance shareholder value as determined by their individual performances. Stock option grants and other equity incentives are not awarded annually but as the individual performance and experience of each executive officer warrants. Option awards generally vest over three to five years. The amount and vesting of stock options are not contingent on achievement of any specific performance targets. All options granted will benefit the executive only to the extent that there is appreciation in the market price of the Common Stock during the option period. The stock options granted to CapRock's executive officers under the Company's 1998 Equity Incentive Plan provide for accelerated vesting upon a Change of Control (as such term is defined in such plan). In addition, the Restricted Stock Agreement granting shares of restricted stock to Mr. Cyr provides for accelerated vesting upon a change of control of CapRock and, subject to certain limitations, requires the Company to make a loan to Mr. Cyr in an amount equal to certain tax liabilities which Mr. Cyr may incur as a result of such change of control. Additionally, Mr. Cyr obtained a loan of $900,000 from CapRock, which will be forgiven in accordance with the schedule of loan forgiveness set forth in the promissory note evidencing such loan. The promissory note also provides that the schedule of loan forgiveness will be accelerated upon a change of control of CapRock.

     Equity and cash incentives are not limited to executive officers. Grants of stock options have been made to employees upon joining CapRock in amounts consistent with guidelines established by the Compensation Committee and are also made to selected employees as performance related awards and as awards for certain promotions. The amounts of such grants are determined based on the individual employee's position with CapRock and his or her potential ability to beneficially impact the performance of CapRock. By giving employees a stake in the financial performance of CapRock, the Compensation Committee's goal is to provide incentives to employees of CapRock to enhance the financial performance of CapRock.

     Chief Executive Officer Compensation. Mr. Thompson's compensation is determined by application of the policies described above. Mr. Thompson generally participates in the same executive compensation plans and arrangements available to the other executive officers. Accordingly, his compensation consists of annual base salary, bonus, and equity incentives. The Compensation Committee's general approach in establishing Mr. Thompson's compensation is to be competitive with peer companies, and to have a large percentage of his target compensation based upon the long-term performance of CapRock, as reflected in the market price of CapRock's common stock.

     Mr. Thompson's compensation during the year ended December 31, 1999, included $250,769 in base salary and $200,000 in cash bonus. Mr. Thompson's salary and bonus payments for 1999 were based, in part, on CapRock's performance and the 1998 compensation of chief executive officers of peer companies, although his compensation was not targeted to any particular group of these companies.

                              Respectfully Submitted,

                              Compensation Committee

                              Christopher J. Amenson
                              John R. Harris

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of Board of Directors consists of Messrs. Amenson and Harris.

     During the last fiscal year, no executive officer of CapRock served as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of CapRock's Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Our operations support system was developed by RiverRock Systems, Ltd. CapRock owns a 49% limited partnership interest in RiverRock and David E. Thompson, the brother of Jere W. Thompson, Jr., owns a 50% limited partnership interest in RiverRock. Thompson Technology, Inc., a Texas corporation that is owned by David E. Thompson ("TTI"), is the general partner and owns a 1% general partnership interest in RiverRock. Although it is the intention of RiverRock to market and sell licenses for the system to third parties, as of the date of this Proxy Statement, no marketing or sales to third parties have been made. RiverRock was formed when CapRock and TTI transferred all rights to the system developed by CapRock and TTI into RiverRock. CapRock has been granted a royalty-free, perpetual and non-exclusive license for the use of the system. CapRock also receives upgrades, maintenance and other support from RiverRock for three years, without the payment of any fees or royalties, which expires in June 2001. Thereafter, CapRock will be required to pay the same fees and royalties for system upgrades, maintenance and support as other licensees of RiverRock. CapRock committed to fund $700,000 for the development of the system. During the years ended December 31, 1998 and 1999, CapRock contributed a total of $170,000 and $550,000, respectively, to RiverRock for such development.

     CapRock currently leases private line services from TISP, Inc. ("TISP"). TISP is owned by Patrick J. Thompson, a brother of Jere W. Thompson, Jr. Total payments to TISP in the years ended December 31, 1998 and 1999 were $1,176,000 and $1,810,000, respectively. We believe that the prices charged for such services do not exceed prices charged by unrelated parties for such services. Pricing of private line services is a function of the capacity, term and distance of the circuit involved. Circuits are usually available from multiple vendors, and vendors are selected on the basis of price, speed of provisioning and circuit diversity. Rates are fixed and payable monthly, generally in advance. The actual rates paid to TISP are determined in the same manner as rates for unrelated parties.

     In connection with the employment agreement between CapRock and Leo J. Cyr, Mr. Cyr executed a promissory note in favor of CapRock in the original principal amount of $900,000 bearing interest at prime rate as published in the "Money Rates" table in The Wall Street Journal from time to time, payable in three annual installments. Mr. Cyr's employment agreement provides that the loan due under such note will be forgiven during the term of Mr. Cyr's employment with CapRock pursuant to his employment agreement and upon certain key events, including a change of control of CapRock.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on an investment of $100 on August 27, 1998 (the date CapRock's Common Stock started trading after completion of its business combination with its predecessor companies) in (i) CapRock's Common Stock, (ii) the S&P 500 Index, and (iii) the Total Return Index of the Nasdaq Stock Market -- Telecommunications Components. The values with each investment as of August 27, 1998 are based on share price appreciation and the reinvestment of dividends.

     The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that CapRock specifically incorporates it by reference into such filing.

     [Stock Performance Graph]

     The graph above assumes $100 invested on August 27, 1998 and was plotted using the following data:

                                                       CAPROCK
                                                   COMMUNICATIONS                                     NASDAQ
             MEASUREMENT PERIOD                         CORP.                  S & P 500        TELECOMMUNICATIONS
                    8/98                                   100                    100                    100
                    9/98                                    93                     94                     92
                   12/98                                    72                    114                    129
                    3/99                                   211                    120                    162
                    6/99                                   438                    128                    171
                    9/99                                   251                    120                    157
                   12/99                                   351                    138                    228
                    3/00                                   530                    141                    239

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table shows, for the three years ended December 31, 1999, compensation that we paid or awarded to our Chief Executive Officer and our other four most highly compensated executive officers for the year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM COMPENSATION
                                                   ANNUAL COMPENSATION                 AWARDS
                                                 -----------------------     --------------------------
                                                                              RESTRICTED       SHARES
                                                                                STOCK         UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION(S)          YEAR     SALARY(1)       BONUS          AWARDS         OPTIONS     COMPENSATION
------------------------------          ----     ---------     ---------      ----------      ----------   ------------
Jere W. Thompson, Jr.............       1999     $ 250,769     $ 200,000(2)   $       --         30,000     $  3,333(3)
Chief Executive Officer and             1998       194,583       110,000(4)           --        125,000           --
Chairman of the Board
                                        1997       146,920(5)    100,000(6)           --             --      205,908(7)

Leo J. Cyr.......................       1999        48,077       600,000       2,000,000(8)     500,000           --
President, Chief Operating
Officer and Director


Kevin W. McAleer.................       1999       198,461       100,000(2)           --             --        3,333(3)
Senior Vice President, Chief            1998       128,846        80,000(4)           --        100,000       18,750(9)
Financial Officer, Secretary and
Treasurer


Timothy M. Terrell...............       1999       152,307       175,000(2)           --         25,000        3,333(3)
Executive Vice President                1998       135,555       107,500(4)           --         55,000           --
                                        1997       125,781       125,000(10)          --             --           --

Timothy W. Rogers................       1999       169,108       140,000(2)           --         25,000        3,333(3)
Executive Vice President                1998       138,555       100,000(4)           --         62,500           --
                                        1997       126,814       125,000(10)          --             --           --


--------------------

(1) Under the terms of their employment agreements with CapRock (which were entered into in February 1998 and which each provide for a salary increase upon review annually by the Board of Directors), the annual base salaries for Messrs. Thompson, Terrell and Rogers through December 31, 1999 were $265,000, $165,000, and $180,000, respectively. Mr. McAleer became an employee of CapRock in May 1998. Under the terms of his employment agreement with CapRock (which was entered into in May 1998 and expired in May 1999), the annual base salary for Mr. McAleer through December 31, 1998 was $200,000. Under the terms of his employment agreement with CapRock (which was entered into in October 1999), the annual base salary for Mr. Cyr through December 31, 1999 was $250,000, subject to increase upon review annually by the Board of Directors. The $48,077 salary listed for Mr. Cyr represents the portion of Mr. Cyr's annual salary for fiscal 1999 since his employment commenced in October 1999. In February 2000, Mr. Terrell's employment agreement was amended and, in connection therewith, Mr. Terrell is employed by but no longer serves as an executive officer of CapRock.

(2) Represents bonus amount earned from CapRock in fiscal year 1999 and paid in fiscal year 2000.

(3) Represents the amounts of matching contributions and allocations made by the Company in 1999 for such participating officers under the Company's 401(k) Plan.

(4) Represents bonus amount earned from CapRock in fiscal year 1998 and paid in fiscal year 1999.

(5)  Includes $24,638 salary paid to Mr. Thompson by CapRock Fiber.

(6) Represents bonus amount earned from CapRock Telecommunications in fiscal year 1997 and paid in fiscal year 1998.

(7) Such amounts represent the fees paid by the general partner of CapRock Fiber and were based upon the total construction services revenues earned by the general partner of CapRock Fiber in 1996 and 1997.

(8) CapRock awarded 100,000 shares of restricted stock during 1999, all of which such shares were awarded to Leo J. Cyr on October 18, 1999. As of such date, the shares were valued at $2,000,000 based on a closing price of CapRock's Common Stock as reported on the Nasdaq Stock Market's National Market on October 15, 1999 of $20.00 per share. These shares are entitled to receive dividends, if declared by the Board of Directors, equal to those received by the holders of CapRock's Common Stock. As of December 31, 1999, these shares were valued at $3,243,750 based on a closing price on such date of $32.4375 per share.

(9) Represents amounts paid to Mr. McAleer as a consultant prior to his employment.

(10) Includes $125,000 bonus earned from CapRock Telecommunications in fiscal year 1997 and paid in fiscal year 1998.

     Option Grants in Last Fiscal Year. The following table contains information concerning the stock option grants made to each of our executive officers who are named in the "Summary Compensation Table" during the fiscal year ended December 31, 1999.

                                                   INDIVIDUAL GRANTS
                                 ---------------------------------------------------    POTENTIAL REALIZABLE
                                               PERCENT OF                                 VALUE AT ASSUMED
                                 NUMBER OF       TOTAL                                  ANNUAL RATES OF STOCK
                                 SECURITIES     OPTIONS                                PRICE APPRECIATION FOR
                                 UNDERLYING   GRANTED TO                                   OPTION TERM(2)
                                  OPTIONS    EMPLOYEES IN    EXERCISE     EXPIRATION   -----------------------
                                 GRANTED(1)   FISCAL YEAR     PRICE          DATE          5%         10%
                                 ----------  ------------   ----------    ----------   ----------  -----------
Jere W. Thompson, Jr...........      30,000         1.27%   $    23.25     10/01/09    $  438,654  $ 1,111,635
Leo J. Cyr.....................     500,000        21.10%        20.00     10/18/09     7,310,900   18,527,256
Timothy M. Terrell.............      25,000         1.05%        23.25     10/01/09       365,545      926,363
Timothy W. Rogers..............      25,000         1.05%        23.25     10/01/09       365,545      926,363

--------------------

(1) The options vest over three to five-year periods and expire on the tenth anniversary of the date of grant.

(2) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of the Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

     Aggregated Option Exercises and Fiscal Year-End Option Values. The following table contains information through December 31, 1999 concerning options held by each of our executive officers who are named in the "Summary Compensation Table".

                                                               NUMBER OF SHARES UNDERLYING         VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS
                                SHARES                               DECEMBER 31, 1999            AT DECEMBER 31, 1999(1)
                               ACQUIRED       VALUE         ---------------------------------   ---------------------------
NAME                          ON EXERCISE    REALIZED       EXERCISABLE(2)   UNEXERCISABLE(2)   EXERCISABLE   UNEXERCISABLE
----                          -----------    --------       --------------   ----------------   -----------   -------------
Jere W. Thompson, Jr.....        8,000       $201,504            17,000             130,000        $440,938    $2,869,375
Leo J. Cyr...............           --             --                --             500,000              --     6,218,750
Kevin W. McAleer.........           --             --            20,000              80,000         518,750     2,075,000
Timothy M. Terrell.......           --             --            11,000              69,000         285,313     1,370,938
Timothy W. Rogers........           --             --            12,500              75,000         324,219     1,526,563

--------------

(1) Value is determined by subtracting the exercise price from the fair market value of the Common Stock at December 31, 1999 ($32.4375 per share, based on the closing price of such shares on the Nasdaq Stock Market's National Market on such date), multiplied by the number of shares underlying the options.

(2) "Exercisable" refers to those options which were vested and exercisable at December 31, 1999, while "Unexercisable" refers to those options which were unvested at such time.

EMPLOYMENT AGREEMENTS

     In February 1998 we entered into employment agreements with each of Jere W. Thompson, Jr. and Timothy W. Rogers, and in October 1999, we entered into an employment agreement with Leo J. Cyr (collectively, the "Employment Agreements"). In the first quarter of 2000, the Employment Agreement of Mr. Rogers was amended. The following is a summary of the principal terms of the Employment Agreements, as amended.

     Each Employment Agreement is for an initial term of three years, subject to the right of either party to terminate their agreement upon 30 days' advance written notice. The initial term relating to Mr. Rogers' employment was extended by the amendment to his Employment Agreement.

     Mr. Thompson's Employment Agreement provides for him to serve as Chief Executive Officer of the Company. Mr. Thompson receives an annual base salary of $265,000 pursuant to the terms of his Employment Agreement. Mr. Cyr's Employment Agreement provides that Mr. Cyr serve as President and Chief Operating Officer of the Company and receive an annual base salary of $250,000, subject to increase upon review annually by the Board of Directors. Mr. Cyr's Employment Agreement also provides that it is intended for Mr. Cyr to serve as a director of CapRock throughout the term of the Employment Agreement. Mr. Rogers' Employment Agreement provides for Mr. Rogers to serve as an Executive Vice President of the Company. Mr. Rogers receives an annual base salary of $180,000 pursuant to the terms of his Employment Agreement.

     Each Employment Agreement provides that, at the discretion of the Board of Directors, each employee may be paid bonus compensation or may be allowed to participate in a management incentive bonus plan should we adopt one or both. Each Employment Agreement also provides for certain insurance benefits and provides that the employee be eligible to participate in all retirement and other benefit plans generally available to employees of CapRock and any equity or other employee benefit plan of CapRock that is generally available to senior executive officers of CapRock. In addition, each Employment Agreement provides for certain payments and benefits if the employee is terminated without cause or due to death or permanent disability.

     Each Employment Agreement generally provides that the employee will keep confidential certain non-public information regarding our company and further provides that, during the period after termination of employment specified therein (generally two years), the employee will not, subject to certain exceptions, own, manage, control, or participate in the ownership, management or control of, or be employed by or otherwise associated with, or receive compensation from or otherwise engage in any business in which we are engaged in during such restricted period, including the provision of local and long distance telecommunications services. The restricted territory under each Employment Agreement is generally the entire United States, but in certain cases is limited to certain Southern states. Each employee further agrees that during the restricted period he will not (1) solicit or engage the business of any of our clients or our clients of our affiliates or (2) solicit any of our employees or employees of our affiliates to terminate any relationship that person may have with us or our affiliates or engage, employ or compensate any of our employees or employees of our affiliates.

     In May 1998, CapRock entered into an employment agreement with Kevin W. McAleer, with such employment agreement providing for an initial term of one year as well as other similar provisions as those set forth above. Mr. McAleer's employment agreement provided that he serve as CapRock's Senior Vice President and Chief Financial Officer. Mr. McAleer's employment agreement expired in May 1999, however, Mr. McAleer continues to serve as CapRock's Senior Vice President and Chief Financial Officer (Mr. McAleer also serves as our Treasurer and Secretary).

     In February 1998, CapRock entered into an employment agreement with Timothy
M. Terrell, who was serving as an Executive Vice President of CapRock at such time, with such employment agreement providing for an initial term of three years as well as other similar provisions as those set forth above. In February 2000, Mr. Terrell's employment agreement was amended and, in connection therewith, Mr. Terrell is employed by but no longer serves as an executive officer of CapRock.

INDEBTEDNESS OF MANAGEMENT

     See "Certain Relationships and Related Transactions" above.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires CapRock's officers and directors, and persons who own more than ten percent of a registered class of CapRock's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and ten percent stockholders are also required by SEC rules to furnish CapRock with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, CapRock believes that, during the fiscal year ended December 31, 1999, CapRock's officers, directors and ten percent shareholders complied with all applicable
Section 16(a) filing requirements, except that Jere W. Thompson, Jr. reported an option exercise late in a Form 5 filed on February 11, 2000.

                   AMENDMENT OF THE 1998 EQUITY INCENTIVE PLAN
                                    (ITEM 2)

     The Board of Directors and shareholders initially adopted the CapRock Communications Corp. 1998 Equity Incentive Plan (the "Equity Incentive Plan") in 1998 to provide a means by which selected employees of and consultants to the Company and its affiliates may be given an opportunity to acquire a proprietary interest in the Company. The Equity Incentive Plan was amended by a First Amendment in October 1999.

         The Board of Directors believes that the granting of awards under the Equity Incentive Plan is an effective method of recruiting and retaining valuable employees of the Company. An increase in the aggregate number of shares of Common Stock reserved for issuance under the Equity Incentive Plan is necessary to continue the Company's efforts to attract and retain qualified key executives, directors and other personnel.

         On April 24, 2000, the Board of Directors approved (subject to the approval of the amendment by the shareholders at the 2000 Annual Meeting) the Second Amendment to the Equity Incentive Plan to increase the number of shares reserved for issuance under the Equity Incentive Plan (as described in more detail below under "--Shares Subject to the Plan, General Terms").

         The affirmative vote of the holders of a majority of CapRock's Common Stock represented and voting at the meeting will be required to approve and ratify such amendment to the Equity Incentive Plan. The Board of Directors recommends voting "FOR" approval of such amendment to the Equity Incentive Plan.

         The following is a summary of certain principal features of the Equity Incentive Plan, as amended. This summary is qualified in its entirety by reference to the complete text of the Equity Incentive Plan, as amended, which is attached to this proxy statement as Appendix A. Shareholders are urged to read the actual text of the Equity Incentive Plan in its entirety.

THE EQUITY INCENTIVE PLAN

         The Equity Incentive Plan provides for the awards of (1) stock options,
(2) stock appreciation rights, (3) restricted stock, (4) deferred stock, (5) stock reload options and (6) other stock-based awards (collectively, "Awards"). Our employees and consultants and the employees of and consultants to our subsidiaries are eligible to participate in the Equity Incentive Plan.

ADMINISTRATION

         The Equity Incentive Plan generally is administered by our Compensation Committee. The Committee has full authority, subject to the provisions of the Equity Incentive Plan, to determine the persons to whom from time to time Awards may be granted ("Participants"), the specific type of Awards to be granted (e.g., stock options, restricted stock, etc.), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The Committee has complete discretion to make all decisions relating to the interpretation, administration and operation of the Equity Incentive Plan.

SHARES SUBJECT TO THE PLAN, GENERAL TERMS

         Prior to the amendment, the Equity Incentive Plan authorized the granting of Awards which allowed up to an aggregate of 5,000,000 shares of Common Stock to be acquired by the Participants. As amended, the Equity Incentive Plan will authorize the granting of Awards to Participants to acquire up to an aggregate of that number of shares equal to 20% of the shares of Common Stock of the Company issued and outstanding (such determination as to the number of shares available for grant to be made on June 1, 2000 and October 1, 2000 and, in each calendar year thereafter, as of January 1, April 1, July 1 and October 1 of each such year for which the Equity Incentive Plan is in effect) but not to exceed, in any event, 50,000,000 shares, subject to adjustment. The Equity Incentive Plan provides that a maximum of 2,500,000 shares of Common Stock may be issued to any one Participant. In order to prevent dilution or enlargement of the rights of Participants under the Equity Incentive Plan, the number of shares of Common Stock authorized by the Equity Incentive Plan is subject to adjustment by the Board if any increase or decrease in the number of shares of outstanding Common Stock results from a stock dividend, stock split, reverse stock split, merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock. If any shares granted under the Equity Incentive Plan are forfeited or terminated, these shares will again be available for distribution of Awards subsequently granted. As of December 31, 1999 we have granted 4,030,190 options under the Equity Incentive Plan and these options generally vest over three to five years. As of December 31, 1999, 453,620 of the options granted were forfeited and canceled, 76,300 options granted were exercised and 3,500,270 of the options were outstanding. As of December 31, 1999, we have also granted a total of 100,000 shares of Restricted Stock. The remaining Awards available for future grant as of December 31, 1999 was 1,423,430, and no determination has been made as to the number of Awards that may be allocated to the individuals named in the Summary Compensation Table, current executive officers as a group, current directors who are not executive officers as a group, or all employees (including all current officers who are not executive officers) as a group, as a result of the amendment as set forth herein.

ELIGIBILITY

         Subject to the provisions of the Equity Incentive Plan, Awards may be granted to key employees, officers, directors, consultants and other Participants who have rendered or are expected to render significant services to us or our subsidiaries. Incentive stock options may be awarded only to our employees or employees of our subsidiaries at the time the award is granted.

TYPES OF AWARDS

         Stock Options. Options granted under the Equity Incentive Plan may be either options that are intended to qualify for treatment as "incentive stock options" under Section 422 of the Code ("Incentive Stock Options") or options that are not, which are non-qualified stock options ("Non-Statutory Stock Options"). The exercise price of Incentive Stock Options must be at least the fair market value of a share of the Common Stock on the date of grant, and not less than 110% of the fair market value in the case of an Incentive Stock Option granted to an optionee owning 10% or more of the Common Stock. The exercise price of Non-Statutory Stock Options may be less than 100% of the fair market value of a share of the Common Stock on the date of grant.

         The term of an option may not exceed ten years (or five years in the case of an Incentive Stock Option granted to an optionee owning 10% or more of the Common Stock). Options may be granted that may be exercised in whole or in part upon certain defined events causing a "change of control." The accelerated vesting of outstanding options upon the occurrence of such a "change in control" transaction could have the effect of delaying, deferring, or preventing a change in control of our company.

         Stock Appreciation Rights. The Committee may grant stock appreciation rights ("SARs" or singularly "SAR") in conjunction with all or part of any stock option granted under the Equity Incentive Plan or may grant SARs on a freestanding basis. If granted in conjunction with Non-Statutory Stock Options, SARs may be granted either at or after the time of the grant of the Non-Statutory Stock Options. If granted in conjunction with Incentive Stock Options, SARs may be granted only at the time of the grant of an Incentive Stock Option. An SAR entitles the holder to receive an amount (payable in cash and/or Common Stock, as determined by the Committee) equal to the fair market value of one share of Common Stock over the SAR price or the exercise price of the related Option, multiplied by the number of shares subject to the SAR.

         Restricted Stock Awards. The Committee may award shares of restricted stock ("Restricted Stock") either alone or in addition to other Awards granted under the Equity Incentive Plan. The Committee shall determine the restricted period during which the shares of stock may be forfeited if, for example, the Participant's employment is terminated. In order to enforce the forfeiture provisions, the Equity Incentive Plan requires that all shares of Restricted Stock awarded to the Participant remain in our physical custody until the restrictions on these shares have terminated.

         Deferred Stock. The Committee may award shares of deferred stock ("Deferred Stock") either alone or in addition to other Awards granted under the Equity Incentive Plan. The Committee shall determine the deferral period during which time the receipt of the stock is deferred. The Award may specify, for example, that the Participant must remain employed during the entire deferral period in order to be issued the stock.

         Stock Reload Options. The Committee may grant stock reload options with any option granted under the Equity Incentive Plan. Stock reload options may be granted only at the time of the grant of an Incentive Stock Option or, in the case of a Non-Statutory Stock Option, either at or after the time of the grant of a Non-Statutory Stock Option. A stock reload option permits a Participant who exercises an option by delivering already owned stock (i.e., the stock-for-stock method) to receive back from us a new option, at the current market price, for the same number of shares delivered to exercise the option. The new option may not be exercised until one year after it was granted and expires on the date the original option would have expired had it not been previously exercised.

         Other Stock-Based Awards. The Committee may grant performance shares and shares of stock valued by our performance. Performance grants may be made either alone or in addition to or in tandem with stock options, restricted stock or deferred stock. Subject to the terms of the Equity Incentive Plan, the Committee has complete discretion to determine the terms and conditions applicable to any such stock-based awards. Terms and conditions of Awards may require continued employment or the attainment of specified performance objectives or both.

TERMINATION OF AWARDS

         Generally, no option, or any portion thereof, granted under the Equity Incentive Plan may be exercised by the holder later than three months following the date of termination of such holder's employment or consulting relationship with CapRock or any affiliate and may terminate earlier. However, if the holder's status as an employee with or consultant to CapRock or its affiliates is terminated due to the death or disability of the holder prior to termination of the holder's right to exercise the option in accordance with the provisions of the holder's stock option agreement, without having totally exercised the option, the option may be exercised, to the extent to which the option could have been exercised by the holder on the date of the holder's termination, by
(1) the holder's estate or by the person who acquired the right to exercise the option by bequest or inheritance, in the event of the holder's death, or (2) the holder or his or her personal representative, in the event of the holder's disability; provided in either case that the option is exercised not more than twelve (12) months (or such shorter period specified in the option agreement granting such option) from the date of the holder's termination, but in no event later than the expiration date of such option. If holder's disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, then in the case of an Incentive Stock Option such Incentive Stock Option will automatically cease to be treated for tax purposes as an Incentive Stock Option and will instead be treated for tax purposes as a Non-Statutory Stock Option on the day that is three months and one day following such termination.

TERM AND TERMINATION OF THE EQUITY INCENTIVE PLAN

         The Equity Incentive Plan became effective upon shareholder approval on August 24, 1998. Unless terminated by the Board of Directors, the Equity Incentive Plan will continue to remain effective until no further Awards may be granted and all Awards granted under the Equity Incentive Plan are no longer outstanding. Grants of Incentive Stock Options may only be made during the ten-year period from August 24, 1998.

AMENDMENTS TO THE PLAN

         The Board of Directors may amend or terminate the Equity Incentive Plan as long as no amendment or termination affects Awards previously granted. If the Board of Directors amends the plan, shareholder approval will be sought only if required by an applicable law.

FEDERAL TAX CONSEQUENCES

         The following is a general discussion of the principal federal income tax consequences under the Equity Incentive Plan. Because the United States federal income tax rules governing options and related payments are complex and subject to change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise. The Equity Incentive Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

         Consequences to Employees: Incentive Stock Options. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee disposes of the shares received upon exercise after two years from the date such option was granted and after one year from the date such option is exercised, the difference between the exercise price of the option and the amount received for the shares at the time of disposition will be taxable at long-term capital gain rates. If the optionee disposes of shares acquired upon exercise of an Incentive Stock Option within two years after being granted the option or within one year after acquiring the shares, any amount realized from such disqualifying disposition will be taxable at ordinary income rates in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised or (b) the fair market value at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the length of time the shares have been held. The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirements have not been satisfied. For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price is included in the optionee's alternative minimum taxable income for the year of exercise. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition.

         Consequences to Employees: Non-Statutory Stock Options. An optionee recognizes no income at the time Non-Statutory Stock Options are granted under the Equity Incentive Plan. In general, at the time shares are issued to an optionee pursuant to exercise of Non-Statutory Stock Options, the optionee will recognize income taxable at ordinary income tax rates equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of such shares. An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a Non-Statutory Stock Options in an amount equal to the difference between the selling price and the tax basis of the shares, which will include the price paid plus the amount included in the optionee's taxable income by reason of the exercise of the Non-Statutory Stock Options. Provided the shares are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

         Consequences to Company: Incentive Stock Options. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no United States federal income tax consequences to the Company as a result of the disposition of shares acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by ordinary income tax rates.

         Consequences to Company: Non-Statutory Stock Options. The Company generally will be entitled to a deduction for United States federal income tax purposes in the same year and in the same amount as the optionee is considered to have recognized income taxable at ordinary income tax rates in connection with the exercise of Non-Statutory Stock Options. In certain instances, the Company may be denied a deduction for compensation attributable to awards granted to certain officers of the Company to the extent such compensation exceeds $1,000,000 in a given year.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                    (ITEM 3)

     The Board of Directors has selected KPMG LLP, independent accountants, to audit the books, records and accounts of CapRock for the fiscal year ending December 31, 2000. KPMG LLP has audited CapRock's financial statements beginning with the fiscal year ended December 31, 1997, and the financial statements of IWL Communications, one of its predecessor companies, for the four fiscal years ended June 30, 1997.

     The affirmative vote of the holders of a majority of CapRock's Common Stock represented and voting at the meeting will be required to approve and ratify the Board's selection of KPMG LLP. The Board of Directors recommends voting "FOR" approval and ratification of such selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     A representative of KPMG LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

     On January 20, 1998, Burds, Reed & Mercer, P.C. resigned as the independent certified public accountants of CapRock Telecommunications and CapRock Fiber, two of CapRock's predecessor companies. On the same day, the Board of Directors of CapRock Telecommunications and the Board of Directors of the general partner of CapRock Fiber approved the appointment of KPMG LLP to replace Burds, Reed & Mercer, P.C. as independent certified public accountants. As a result, Burds, Reed & Mercer, P.C. did not perform the audit of the financial statements of CapRock Telecommunications or CapRock Fiber for the fiscal year ended December 31, 1997. The accountant's report on the financial statements for the fiscal year ended December 31, 1996 did not contain any adverse opinion or disclaimer of opinion or qualification or modification as to uncertainty, audit scope, or accounting principles. During CapRock Telecommunications' and CapRock Fiber's fiscal years ended December 31, 1995 and 1996, and through the date of their replacement, there have been no disagreements between CapRock Telecommunications or CapRock Fiber and Burds, Reed & Mercer, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures and there were no "reportable events," as that term is defined in item 304(a)(1)(v) of Regulation S-K under the Securities Act.

                                  OTHER MATTERS

     Management does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxies in accordance with their judgment.

     CapRock has borne the cost of preparing, assembling and mailing this proxy solicitation material. CAPROCK WILL PROVIDE WITHOUT CHARGE A COPY OF CAPROCK'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING THE FINANCIAL STATEMENTS, TO EACH SHAREHOLDER UPON WRITTEN REQUEST TO INVESTOR RELATIONS, CAPROCK COMMUNICATIONS CORP., 15601 DALLAS PARKWAY, SUITE 700, DALLAS, TEXAS 75001.

                                     By Order Of The Board of Directors


                                     Kevin W. McAleer
                                     Secretary

                                                                     APPENDIX A





                          CAPROCK COMMUNICATIONS CORP.

                           1998 EQUITY INCENTIVE PLAN

                             Adopted August 24, 1998


         1. PURPOSE OF THE PLAN.

         The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates may be given an opportunity to acquire a proprietary interest in the Company. Under the Plan, the Company may provide various types of long-term incentive awards, including Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options and Other Stock-Based Awards, in order to retain the services of persons who are now Employees of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates. Stock Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

         2. DEFINITIONS.

         As used herein, the following definitions shall apply:

         (a) "Affiliate" means, with respect to any Person, any Parent or Subsidiary of such Person, whether such Parent or Subsidiary is now or hereafter existing.

         (b) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an Award under the Plan.

         (c) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         (d) "Award" means an award of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options or Other Stock-Based Awards under the Plan.

         (e) "Beneficial Owner" means a "beneficial owner" as defined in Rule 13d-3 of the Exchange Act.

         (f) "Board" means the Board of Directors of the Company.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Change of Control" means the occurrence at any time after the effective time of the Mergers of (i) any Person or Group of Persons becoming for the first time the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company ("Voting Stock"), other than as a result of a transfer or series of related transfers of Voting Stock from a Person or Group of Persons who immediately prior to such transfer or transfers was the Beneficial Owner, and who after giving effect to such transfer or transfers continues to be the Beneficial Owner, of more than fifty percent (50%) of the Voting Stock of the Company; (ii) a merger (other than the Mergers) or consolidation of the Company with or into another Person or the merger of another Person into the Company as a consequence of which those Persons who held all of the Voting Stock of the Company immediately prior to such merger or consolidation do not hold either directly or indirectly a majority of the Voting Stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger or consolidation; (iii) the sale of all or substantially all of the assets of the Company to any Person or Group of Persons (other than to an entity which owns a majority or more of the Common Stock of the Company, a Subsidiary of the Company, or to an entity whose equity interests are owned directly or indirectly by the Company or by an entity which owns directly or indirectly a majority or more of the Common Stock of the Company); or (iv) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months all or any portion of which is after the effective time of the Mergers, as a result of which a majority of the Board of Directors of the Company consists of individuals other than Continuing Directors; provided, however, that a "Change of Control" shall not be deemed to have occurred as a result of the Mergers.

         (i) "Committee" means the Compensation Committee of the Board of Directors.

         (j) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

         (k) "Company" means CapRock Communications Corp.

         (l) "Consultant" means (i) any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services and (ii) any Director of the Company, whether such Director is compensated for such services or not.

         (m) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed

90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Holder shall cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

         (n) "Deferred Stock" means Stock to be received at the end of a specified deferral period under an Award made pursuant to Section 10 below.

         (o) "Director" means a member of the Board of Directors of the Company.

         (p) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (r) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

         (s) "Group" means a "group" as such term is used in Section 13(d)(3) of the Exchange Act.

         (t) "Holder" means a person who has received an Award under the Plan.

         (u) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (v) "Mergers" means the proposed combination of the businesses of CapRock Telecommunications Corp., CapRock Fiber Network, Ltd., and IWL Communications contemplated by the Agreement and Plan of Merger and Plan of Exchange entered into on February 16, 1998.

         (w) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (x) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (y) "Option" means a Stock Option granted pursuant to the Plan.

         (z) "Option Agreement" shall mean the written option agreement, substantially in the form attached hereto as Exhibit A(or such other form as may be approved by the Committee for use under the Plan pursuant to Section 3(b)(v) hereof), between the Company and Holder evidencing the grant of an Option.

         (aa) "Optioned Stock" means the Common Stock subject to an Option.

         (bb) "Other Stock-Based Awards" means awards (other than Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Stock Reload Options) denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to shares of Common Stock.

         (cc) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (dd) "Person" means an individual or entity.

         (ee) "Plan" means this 1998 Equity Incentive Plan.

         (ff) "Restricted Stock" means Stock, received under an Award made pursuant to Section 9 below, that is subject to restrictions under said Section 9.

         (gg) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto.

         (hh) "Section 16(b)" means Section 16(b) of the Exchange Act.

         (ii) "SAR Value" means the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in a related Stock Option in the case of a Stock Appreciation Right granted in tandem with a Stock Option and the Stock Appreciation Right price per share in the case of a Stock Appreciation Right awarded on a free standing basis, in each case multiplied by the number of shares in respect of which the Stock Appreciation Right shall be exercised, on the date of exercise.

         (jj) "Share" means a share of the Common Stock of the Company.

         (kk) "Stock" means the Common Stock of the Company.

         (ll) "Stock Appreciation Right' means the right, pursuant to an Award granted under Section 8 hereof, to recover an amount equal to the SAR Value.

         (mm) "Stock Option" means any Option to purchase shares of Stock which is granted pursuant to the Plan.

         (nn) "Stock Reload Option" means any option granted under Section 7(e) as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

         (oo) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, including without limitation, in the case of the Company, IWL Communications, Incorporated and CapRock Telecommunications Corp. (f/k/a CapRock Communications Corp.) and including without limitation CapRock Fiber Network, Ltd.

         (pp) "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with all or part of any Stock Option granted under the Plan.

         3. ADMINISTRATION OF THE PLAN.

         (a) Plan Administration. The Plan at all times shall be administered by the Committee, which shall be comprised solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3 and (ii) unless otherwise determined by the Board of Directors, "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code.

         (b) Powers of the Committee. Subject to the provisions of the Plan and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Committee shall have the full authority to award: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of the Plan):

                  (i) to determine the Fair Market Value of the Common Stock;

                  (ii) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent Awards or any combination thereof are granted hereunder;

                  (iv) to determine the number of Shares to be covered by each such Award granted hereunder;

                  (v) to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price of an Option; any specified performance goals or other criteria which must be attained for the vesting of an Award; any restrictions or limitations; and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions; and

                  (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

         (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Holders of any Awards. No member of the Board or any Committee administering the Plan shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4. STOCK SUBJECT TO THE PLAN.

         The maximum aggregate number of Shares that may be acquired by Holders of any Awards granted under the Plan is 5,000,000 Shares and the maximum number of Shares that may be acquired by an individual Holder under the Plan shall not exceed 2,500,000 (in each case subject to adjustment as provided in Section 12 of the Plan). The Shares may be authorized but unissued or reacquired Common Stock.

         If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

         5. ELIGIBILITY.

         (a) Awards may be made or granted to key employees, officers, directors and consultants of the Company who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

         (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such Options shall be treated for tax purposes as Nonqualified Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of this Section 5(b), the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (c) Neither the Plan nor any Award shall confer upon any Holder any right with respect to continuation of his or her employment or consulting relationship with the Company or any Affiliate, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) The per Share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Committee, but in the case of an Incentive Stock Option:

                  (i) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of grant; and

                  (ii) granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the date of grant.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either (i) in cash or check, or (ii) at the discretion of the Committee, in one or a combination of the following ways (which may be in combination with or in lieu of payment by cash or check): (A) by delivery to the Company of other Shares of Common Stock of the Company to be valued at their Fair

Market Value on the exercise date, (B) according to a deferred payment or other arrangement with the Person to whom the Option is granted or to whom the Option is transferred pursuant to Section 15, (C) withholding of Shares that would otherwise be issued upon the exercise of the Option, valued at their Fair Market Value on the exercise date, or (D) in any other form of legal consideration that may be acceptable to the Committee. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In addition, such consideration shall be accompanied by the delivery by the Optionee of a properly executed exercise notice together with such other documentation as the Committee and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

         7. EXERCISE OF OPTION.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable with respect to some or all of the Shares allotted to that period and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

         An Option may not be exercised for a fraction of a Share. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         Subject to Section 18, an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. To the extent required by applicable federal, state, local or foreign law, an Optionee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Shares, which obligations may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 6(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 hereof.

         (b) Termination of Employment or Consulting Relationship. Subject to paragraph (c) below, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that such Option may be exercised only within such period of time as is determined by the Committee at the date of grant. Such time period shall not, in the case of an Incentive Stock Option, exceed three (3) months after the date of such termination and shall not, in any case, be later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. An Optionee's Continuous Status as an Employee or Consultant shall not be terminated in the event of Optionee's change of status from an Employee to a Consultant or from a Consultant to an Employee; provided, however, that in the event of an Optionee's change of status from an Employee to a Consultant, any Incentive Stock Option granted to such Employee shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three months and one day following such change of status.

         (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she otherwise was entitled to exercise it at the date of such termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, then in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three months and one day following such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by any Person who acquired the right to exercise the Option by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Optionee was entitled to exercise the Option on the date of death. To the extent that, at the time of death, the Optionee was not entitled to exercise the Option, or if the Option Beneficiary does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

         (e) Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Non-Qualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the

Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Stock Reload Option is related.

         8. STOCK APPRECIATION RIGHTS.

         (a) Grant and Exercise. Stock Appreciation Rights may be granted in tandem with (i.e., Tandem Stock Appreciation Right) or in conjunction with all or part of any Stock Option granted under the Plan or may be granted on a free-standing basis. In the case of a Non-Qualified Stock Option, a Tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, a Tandem Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

         (b) Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                  (i) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 and may be subject to the Code with respect to related Incentive Stock Options and such additional limitations on exercisability as shall be determined by the Committee and set forth in the Agreement. Other Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Agreement.

                  (ii) Termination. A Tandem Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until after the number of shares remaining under the related Stock Option equals the number of shares covered by the Tandem Stock Appreciation Right.

                  (iii) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Holder by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive such amount in the form determined pursuant to Section 8(b)(iv) below. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

                  (iv) Receipt of SAR Value. Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal to the SAR Value with the Committee having the right to determine the form of payment.

                  (v) Shares Affected Upon Plan. Upon the exercise of a Tandem Stock Appreciation Right, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 hereof on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares, if any, issued under the Tandem Stock Appreciation Right at the time of exercise based upon the SAR Value.

         9. RESTRICTED STOCK.

         (a) Grant. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

         (b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

                  (i) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                  (ii) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (A) the

     Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

          (iii) Vesting: Forfeiture. Upon the expiration of the Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

     10.  DEFERRED STOCK.

     (a) Grant. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which receipt of the shares will be deferred, and all the other terms and conditions of the Awards.

     (b) Terms and Conditions. Each Deferred Stock Award shall be subject to the following terms and conditions:

          (i) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 10(b)(iii) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock Award.

          (ii) Vesting; Forfeiture. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each Award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited.

          (iii) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an Award (or an installment of an Award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock Award (or such installment).

     11.  OTHER STOCK-BASED AWARDS.

          (a) Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company.

          (b) Eligibility For Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.

          (c) Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

     12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible or exchangeable into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock subject to an Award.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify the Holder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Award shall terminate immediately prior to the consummation of such proposed action; provided, however, that the Committee may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of an earlier date fixed by the Committee and give each Holder the right to exercise his or her rights as to all or any part of the Award, including Shares as to which the Award would not otherwise be exercisable.

          (c) Merger or Asset Sale. Subject to Section 12(d), in the event of the merger of the Company into, or the consolidation of the Company with, another corporation in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, or the sale of all or substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or an Affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Holder shall fully vest in and have the right to exercise the Award (provided it has not already terminated), including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Committee shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger, consolidation or sale of assets, the option substituted for such Award confers the right to purchase or receive, for each Share of Stock subject to the Award immediately prior to the merger, consolidation or sale of assets, the per Share consideration (whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger, consolidation or sale of assets is not solely common stock of the successor corporation or its Parent (if any), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Stock subject to the Award, to be solely common stock of the successor corporation or its Parent (if any) equal in fair market value to the per Share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

          (d) Change of Control. Notwithstanding anything to the contrary, the Committee may grant Awards which provide for the acceleration of the vesting of Shares subject to the Award upon a Change of Control. Such provisions shall be set forth in the Agreement.

          (e) Further Adjustments. In the event of any change of a type described in paragraphs (a) or (c) above, the Committee shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Awards, the maximum number of Shares for which Awards may be granted to any one Employee and the number of Shares and price per Share subject to outstanding Awards as shall be equitable to prevent dilution or enlargement of rights under such Awards, and the determination of the Committee as to these matters shall be conclusive and binding on the Holder; provided, however, that (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code.

          (f) No Limitation on Right to Merge, Etc. The grant of Awards pursuant to the Plan shall not restrict in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

     13.  TERM OF PLAN.

     The Plan shall become effective upon the earlier to occur of its adoption by the Committee or its approval by the shareholders of the Company, as described in Section 21 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 of the Plan.

     14.  TERM OF OPTIONS.

     The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof; and provided further that in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall be no more than five (5) years from the date of grant thereof.

     15.  NON-TRANSFERABILITY OF AWARDS.

     An Incentive Stock Option shall not be transferrable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Person to whom the Incentive Stock

Option is granted only by such Person. Any other Award, including a Nonqualified Stock Option, shall not be transferrable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or by Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the Person to whom the Option is granted only by such Person or any transferee pursuant to a QDRO.

     16.  TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

     17.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may amend or terminate the Plan in any respect whatsoever, provided that any such amendment or termination of the Plan shall not affect Award already granted and such Award shall remain in full force and effect as if the Plan had not been amended or terminated. In addition, to the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     18.  CONDITIONS UPON ISSUANCE OF SHARES.

     Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant Applicable Laws, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     The Company may require any Optionee or other Holder, as a condition of receiving Shares pursuant to an Award, (i) to give written assurances satisfactory to the Company as to the Holder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matter, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; (ii) to give written assurances satisfactory to the Company stating that such Person is acquiring the Shares subject to the Award for such Person's own account and not with any present intention of selling or otherwise distributing such Shares; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Award has been registered under a then currently effective registration statement under the Securities Act and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares, and may enter stop-transfer orders against the transfer of the Shares issued upon the exercise of an Award.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     20.  AGREEMENTS.

     Options shall be evidenced by Option Agreements in such form as the Committee shall approve from time to time. Other Awards shall be evidenced by similar Agreements.

     21.  SHAREHOLDER APPROVAL.

     Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained to the extent and in manner required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed or any automatic quotation system upon which the Common Stock is quoted.

     22.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options or other Awards shall constitute general funds of the Company.

     23.  MISCELLANEOUS.

          (a) Acceleration of Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

          (b) Rule 16b-3. With respect to Persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such Persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Award Agreement. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall not apply to such Persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          (c) Grants Exceeding Allotted Shares. If the number of shares of Stock subject to an Award granted pursuant to the Plan exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 17 of the Plan.

          (d) Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received. Any written notice to Holders required by any provisions of the Plan shall be addressed to the Holder at the address on file with the Company and shall become effective three days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

          (e) Savings Clause. Notwithstanding any other provision hereof, the Plan is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under Section 422 of the Code. If the Plan or any provision of the Plan shall be held to be invalid or to fail to meet the requirements of Section 422 of the Code or the regulations promulgated thereunder, such invalidity or failure shall not affect the remaining parts of the Plan, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.

          (f) Governing Law. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Texas without regard to its conflict of laws rules.

                                                                       EXHIBIT A

                          CAPROCK COMMUNICATIONS CORP.
                           1998 EQUITY INCENTIVE PLAN
                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     I.   NOTICE OF STOCK OPTION GRANT

[Optionee's name and address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement and the Plan, including the provisions thereof relating to increases in the number of shares covered by this Option upon the occurrence of certain specified events, as follows:

Grant Number ...........................
Date of Grant ..........................
Vesting Commencement Date ..............
Exercise Price per Share ...............  $
Total Number of Shares Granted .........
Total Exercise Price ...................  $
Type of Option: ........................  ____ Incentive Stock Option
                                          ____ Nonqualified Stock Option
Term/Expiration Date:
(No more than 10 years from date
of grant, 5 years for certain grants)

Vesting Schedule

     This Option may be exercised, in whole or in part, in accordance with the following schedule. Except only as specifically provided elsewhere herein or in the Plan, this Option shall be exercisable in the following cumulative installments:

[NOTE: TO BE COMPLETED UPON GRANT OF OPTIONS]

Termination Period

     You may exercise this Option for three months (or such shorter period provided for elsewhere herein) after your employment or consulting relationship with the Company terminates, or for such longer period upon your death or disability as provided in the Plan. If your status changes from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no case may you exercise this Option after the Term/Expiration Date as provided above. Notwithstanding the foregoing, in the event the Company terminates your employment for Cause (as defined below), this Option will terminate on the date of the termination of your employment and will not be exercisable thereafter. For purposes of this Agreement, "Cause" means the occurrence of any of the following events or reasons:

     (a) Optionee's conviction for a felony offense or commission by Optionee of any act abhorrent to the community that the Company considers materially damaging to or tending to discredit the reputation of the Company;

     (b) Dishonesty, fraud, willful misconduct, unlawful discrimination or theft on the part of Optionee;

     (c) Optionee's using for his or her own benefit any confidential or proprietary information of the Company, or willfully or negligently divulging any such information to third parties without the prior written consent of the Company;

     (d) Optionee's public drunkenness, public use of illegal substances or drugs or the use, possession, distribution or being under the influence of alcohol or illegal substances or drugs in the workplace (the only exception is that Optionee may consume alcohol reasonably and responsibly, if he or she so chooses, at legitimate business events and functions where alcohol is legally available); or

     (e) the determination by the Company that Optionee has continually failed or refused to comply, after notice of and a reasonable opportunity to cure such failure or refusal, with the policies, standards, regulations, instructions, or directions of the Company as they currently exist or as they may be modified from time to time.

     II.  AGREEMENT

     1. Grant of Option. CapRock Communications Corp. (the "Company") hereby grants to the Optionee named in Section I hereof (the "Optionee") an option (the"Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in Section I hereof, at the exercise price per share set forth in Section I hereof (the "Exercise Price") subject to the terms, definitions and provisions of the 1998 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in Section I hereof as an Incentive Stock Option, this Option is intended (subject to Section 5(b) of the Plan) to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2.   Exercise of Option.

     (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section I hereof and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

     (b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company as provided in the Plan amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. Method of Payment. The purchase price of Optioned Shares acquired pursuant to the Option shall be paid as set forth in the Plan. THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED TO PAY FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

     4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, and may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.

     5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or as otherwise set forth in the Plan and may be exercised during the lifetime of Optionee only by Optionee or a permitted transferee as set forth in the Plan. The terms of the Plan and this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6. Term of Option. This Option may be exercised only within the term set out in Section I hereof, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Sections 5 and 6 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

     7. Tax Consequences. The grant and/or exercise of the Option will have federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

     8. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and this Option Agreement may not be amended except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

     9. Warranties, Representations and Covenants. The undersigned Optionee warrants and represents that he or she has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

                                   CAPROCK COMMUNICATIONS CORP.



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------


                                   OPTIONEE:


                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Print Name

                                   ---------------------------------------------
                                   Residence Address

                                   ---------------------------------------------
                                   Area Code/Telephone Number

                                    EXHIBIT A

                          CAPROCK COMMUNICATIONS CORP.

                           1998 EQUITY INCENTIVE PLAN

                                 EXERCISE NOTICE


CapRock Communications Corp.
Two Galleria Tower, Suite 1925
13455 Noel Road
Dallas, Texas 75240-6638

Attention: Secretary


     1. Exercise of Option. Effective as of today, ________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______ shares (the "Shares") of the Common Stock of CapRock Communications Corp. (the "Company") under and pursuant to the 1998 Stock Option Plan (the "Plan") and the Stock Option Agreement dated _______, 199__ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as specified in the Option Agreement.

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares of _____________________________________________.
THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. The Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject for which such Option is exercised including, but not limited to, rights to vote or to receive dividends unless and until the Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and the Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 12 of the Plan.

     5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and this Agreement may not be amended except by means of a writing signed by the Company and Purchaser. This Agreement is governed by Texas law except for that body of law pertaining to conflict of laws.



Submitted by:                      Accepted by:

PURCHASER:                         CAPROCK COMMUNICATIONS CORP.


                                   By:
---------------------------           --------------------------------
Signature
                                   Its:
---------------------------            --------------------------------
Print Name

Address:                           Address:

--------------------------         Two Galleria Tower, Suite 1925
                                   13455 Noel Road
--------------------------         Dallas, Texas 75240-6638

                          CAPROCK COMMUNICATIONS CORP.
                               FIRST AMENDMENT TO
                           1998 EQUITY INCENTIVE PLAN

     On or about June 20, 1998, CapRock Communications Corp., a Texas corporation (the "Company"), adopted the CapRock Communications Corp. 1998 Equity Incentive Plan (the "Plan"). The Company desires to amend the Plan as set forth herein:

     1. The definition of "Committee" as set forth in Section 2(i) of the Plan is hereby amended to read in its entirety as set forth below:

          (i) "Committee" means (a) the Compensation Committee of the Board of Directors with respect to Awards granted to all Employees and Consultants (other than "Non-Employee Directors" of the Company within the meaning of Rule 16b-3) and (b) the entire Board of Directors with respect to Awards granted to "Non-Employee Directors" of the Company within the meaning of Rule 16b-3.

     2. A definition entitled "Continuing Directors of the Company" is hereby added as new Section 2(m) of the Plan to read in its entirety as set forth below:

          (m) "Continuing Directors of the Company" means, with the respect to any period of 12 consecutive months, (i) any members of the Board of Directors of the Company on the first day of such period, (ii) any members of the Board of Directors of the Company elected after the first day of such period at any annual meeting of shareholders who were nominated by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors of the Company within the meaning of clause (i) above at the time of such nomination, and (iii) any members of the Board of Directors of the Company elected to succeed Continuing Directors of the Company by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors of the Company within the meaning of clause (i) or (ii) above at the time of such election.

     3. Existing Section 2(m), "Continuous Status as an Employee or Consultant," through existing Section 2(oo), "Tandem Stock Appreciation Right," are hereby re-lettered as Sections 2(n) through 2(pp), respectively, of the Plan.

     4. The remaining terms and provisions of the Plan shall continue in full force and effect.

     5. This First Amendment to the Plan was adopted by the Board of Directors on October 7, 1999.

                          CAPROCK COMMUNICATIONS CORP.
                               SECOND AMENDMENT TO
                           1998 EQUITY INCENTIVE PLAN

     On or about June 20, 1998, CapRock Communications Corp., a Texas corporation (the "Company"), adopted the CapRock Communications Corp. 1998 Equity Incentive Plan (the "Plan"), which was amended on October 7, 1999. The Company desires to further amend the Plan as set forth herein:

     1. The first paragraph of Section 4 of the Plan, entitled "Stock Subject to Plan," is hereby amended to read in its entirety as set forth below:

          "4. STOCK SUBJECT TO PLAN.

     Subject to adjustment as provided in Section 12 of the Plan, the total number of Shares available for grant under the Plan shall be that number of shares equal to 20% of the shares of Common Stock of the Company issued and outstanding (such determination as to the number of Shares available for grant to be made on June 1, 2000 and October 1, 2000 and, in each calendar year thereafter, as of January 1, April 1, July 1, and October 1 of each such year for which the Plan is in effect); provided that in no event may more than fifty million (50,000,000) Shares be cumulatively available for the grant of Awards under the Plan and the maximum number of Shares that may be acquired by an individual Holder under the Plan shall not exceed 2,500,000 (in each case, subject to adjustment as provided in Section 12 of the Plan). The Shares may be authorized but unissued or reacquired Common Stock."

     2. The remaining terms and provisions of the Plan shall continue in full force and effect.

     3. This Second Amendment to the Plan was adopted by the Board of Directors on April 24, 2000.

                          CAPROCK COMMUNICATIONS CORP.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               2000 ANNUAL MEETING OF SHAREHOLDERS - JUNE 1, 2000

     The undersigned shareholder(s) of CapRock Communications Corp., a Texas corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby appoints Jere W. Thompson, Jr. and Kevin W. McAleer, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of CapRock Communications Corp. to be held June 1, 2000, at 10:00 a.m. local time at the Hotel Inter-Continental Dallas, 15201 Dallas Parkway, Addison, Texas, and any adjournments thereof, and to vote all shares of Common Stock that the undersigned is entitled to vote on the matters set forth below.

1. ELECTION OF DIRECTORS  [ ] FOR all nominees      [ ] WITHHOLD AUTHORITY
                              listed below              to vote for all nominees
                              (except as indicated)     listed below


(IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW)

Jere W. Thompson, Jr., Leo J. Cyr, Timothy W. Rogers, Mark Langdale, Christopher
J. Amenson, and John R. Harris.

2. PROPOSAL TO AMEND CAPROCK'S 1998 EQUITY INCENTIVE PLAN.

   [ ] FOR                          [ ] AGAINST                      [ ] ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF CAPROCK FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

   [ ] FOR                          [ ] AGAINST                      [ ] ABSTAIN

4. IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE CHECK THIS BOX:       [ ]

                            (Continued on other side)

                          (Continued from reverse side)

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE, FOR THE AMENDMENT TO CAPROCK'S 1998 EQUITY INCENTIVE PLAN, FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS ALLOWED BY RULE 14a-4 OF THE SECURITIES EXCHANGE ACT OF 1934 AS MAY COME BEFORE THE MEETING.



                                    --------------------------------------------
                                                     Signature


                                    --------------------------------------------
                                    Signature (To be signed if shares are held by joint tenants as community property.)


                                    --------------------------------------------
                                    Title, if applicable

                                    Dated                                 , 2000
                                          -------------------------------


                                    --------------------------------------------
                                    This proxy should be dated and signed by the Shareholder(s) exactly as his or her name appears thereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants as community property, both should sign.